                                 April 30, 2000


Rampart Capital Corporation, ET AL.
700 Louisiana, Suite 2540
Houston, Texas  77002

Re: EIGHTH AMENDMENT TO LOAN AGREEMENT (Eighth Amendment) dated as of April 30, 2000, by and between Southwest Bank of Texas N.A. and Rampart Capital Corporation, ET. AL.

Gentlemen:

         This Eighth Amendment is made and entered into as of the date above between SOUTHWEST BANK OF TEXAS N.A. ("BANK") and Borrower (hereinafter defined) to evidence the parties' agreement to modify and amend the existing Loan Agreement, as last amended by Seventh Amendment to Loan Agreement dated effective as of September 1, 1998 (all capitalized terms which are defined in the Loan Agreement shall have the same meaning herein, unless expressly modified hereby).

         Borrower has requested that the Loan Agreement be modified and the Bank has agreed to such modifications upon the terms set forth herein. For sufficient consideration, the parties hereby agree that the Loan Agreement is modified to the extent required to accomplish the intent of the specific modifications of this Eighth Amendment.

         The term "Borrower" is hereby defined to include the following entities, jointly and severally, Rampart Capital Corporation, a Texas corporation ("RCC"); Rampart Facilities Corporation, a Texas corporation; Rampart Ventures Corporation, L.L.C., a Texas limited liability company; Rampart Acquisition Corporation, L.L.C., a Texas limited liability company; Rampart Properties Corporation, a Nevada corporation; IGBAF, Inc., a Texas corporation; IGBF, Inc., a Texas corporation; Newport Fund Corporation (formerly Ag Capital Corporation), an Oklahoma corporation; Leissner's, Inc., a Texas corporation; Rampart Newport Corporation (formerly BCL Enterprises, Inc.), a Texas corporation; and SourceOne Capital Group, L.L.C., a Nevada limited liability company; provided, however, (i) as to filings with the Bank and compliance issues under the Loan Agreement, RCC shall remain the entity primarily responsible for all such matters unless otherwise agreed to in writing by the Bank, and (ii) without further approval by the Bank, IGBF, Inc. and Ag Capital Corporation may be consolidated into IGBAF, Inc. Other subsidiaries of RCC may be converted into limited liability companies without further approval from the Bank, as along as the transaction does not affect the Bank's lien position on the collateral.

Rampart Capital Corporation
April 30, 2000
Page 2


         This Eighth Amendment modifies the Loan Agreement to accomplish the following:

         1. The term "Note" shall be that certain promissory note of even date herewith from Borrower to the Bank in the face amount of $5,000,000 due and payable on or before December 31, 2000.

         2. As used herein, the term "BORROWING BASE" shall mean an amount at any time equal to the sum of the following less any property of Borrower excluded from the Borrowing Base by the Bank in its sole discretion:

                  (a) 50% of the outstanding principal balances on the existing portfolio of performing real estate secured loans; and

                  (b) 65% of the lower of the Bank's assessed value or the appraised value for selected commercial and investment real estate assets, subject to a valid first security interest of the Bank; provided, however, without an approved Bank appraisal, all allocations will be limited to 65% of the lower of actual cost or the Bank's assessed value not to exceed the amount of $250,000.

                  (c) 50% of the cost for remaining existing assets, subject to a valid first security interest of the Bank; and

                  (d) 50% of the purchase cost of all future loan pools and real estate asset acquisitions. subject to a valid first security interest of the Bank; provided, however, acquisition allocation within a pool or group of assets will not exceed the amount of $250,000 without the support of an approved Bank appraisal; and

                  (e) Allocations for future real estate secured loans under Borrower's asset based lending program will be limited to 75% of the principal balance, subject to a valid first security interest of the Bank; provided, however, the principal balance must be no more than 80% of the appraised value of the underlying real estate and for any new asset based loan backed by real estate without an approved Bank appraisal, allocations will be capped at $250,000. Each such new asset based lending transaction must be internally approved by the Bank for inclusion into the Borrowing base formula in the Bank's sole discretion.

         3. The proceeds of the Loan will be used (i) to acquire and finance assets and/or to improve existing or acquired assets and (ii) for working capital up to the aggregate amount of $1,000,000 at any one time outstanding.

Rampart Capital Corporation
April 30, 2000
Page 3


         4. Borrower shall pay to the Bank a facilities availability fee of TWENTY THOUSAND AND NO/100 DOLLARS ($20,000.00).

         5. Borrower shall provide the Bank with instruments reasonably required by the Bank to evidence the extension of all liens and security interests in favor of the Bank securing the Loan.

         To the extent that the terms and provisions of the Loan Agreement require modification to accomplish the specific terms set forth above, the parties agree that they shall cooperate to permit advances upon the terms set forth above. To the extent that the Bank, in its reasonable opinion, does not have adequate information to make an Advance based upon this Eighth Amendment, the Bank shall not be required to make an advance as to that item or items until such information is provided to the Bank in form required by the Bank. To further update and consolidate the reporting and covenants of Borrower set forth in paragraphs 13 and 14 of the Loan Agreement, such paragraphs, as amended, are attached hereto as Schedule 1 and made a part hereof for all purposes.

         The representations and warranties of Borrower contained in the Loan Agreement and the other Security Instruments and otherwise made in writing by or on behalf of the Borrower pursuant to the Loan Agreement and the other Security Instruments were true and correct when made, and are true and correct in all material respects at and as of the time of delivery of this Eighth Amendment, except for such changes in the facts represented and warranted which are not in violation of the Loan Agreement, this Eighth Amendment or the other Security Instruments and those matters which were not in compliance and the Bank was notified of same and as to those exceptions (but not to any future exceptions) which the Bank approved as exceptions to the Loan Agreement requirements. Previous items of non-compliance were approved and accepted by the Bank.

         Borrower has performed and complied with all Loan Agreements and conditions contained in the Loan Agreement and the Security Instruments required to be performed or complied with by Borrower prior to or at the time of delivery of this Eighth Amendment.

         There exists, and after giving effect to this Eighth Amendment will exist, no default or Event of Default, or any condition, or act which constitutes, or with notice or lapse of time (or both) would constitute an Event of Default under any loan agreement, note agreement, or trust indenture to which the Borrower is a party, including without limitation, the Loan Agreement, the Note and the Security Instruments, to the knowledge of the parties hereto.

         Nothing in this Eighth Amendment is intended to amend any of the representations or warranties contained in the Loan Agreement.

Rampart Capital Corporation
April 30, 2000
Page 4


         Borrower represents that this is a commercial, business and/or investment transaction and that the proceeds of the Note have not and will not be used for personal, family, household or residential purposes; that all disclosures, if any, required by law have been received by Borrower prior to the execution hereof; and requests that Bank rely upon this representation, and the Bank has relied upon the representations and warranties contained in this Eighth Amendment in agreeing to the amendments and supplements to the Loan Agreement set forth herein.

         Except as otherwise expressly provided herein, the Loan Agreement, the Security Instruments, the Note and the other instruments and agreements referred to therein are not amended, modified or affected by this Eighth Amendment. Except as expressly set forth herein, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Loan Agreement are herein ratified and confirmed and shall remain in full force and effect.

         On and after the date on which this Eighth Amendment becomes effective, the terms, "this Loan Agreement," "hereof," "herein," "hereunder" and terms of like import, when used herein or in the Loan Agreement shall, except where the context otherwise requires, refer to the Loan Agreement, as amended by this Eighth Amendment.

         This Eighth Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

         It is understood between the parties hereto that Borrower shall provide Bank, at Borrower's expense, all other reports, further agreements and instruments, title policies, surveys, and other documentation as reasonably requested during the term of the Note, so as to preserve, protect and perfect, or maintain the perfection, of all liens created by the instruments securing payment of the Note or other required documentation so that Bank shall have all documentation necessary to comply with Bank's internal lending policies and that documentation required by any applicable regulatory agency/authority.

         All notices to Borrower shall be sent to the address set forth above.

         Borrower and Bank agree that without the written consent of Charles
W. Janke and James H. Carpenter, the Borrower may not increase the maximum amount of the Loan.

         NOTICE TO OBLIGORS: THIS DOCUMENT AND ALL OTHER DOCUMENTS RELATING TO THIS LOAN CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES TO THIS LOAN. THE

Rampart Capital Corporation
April 30, 2000
Page 5


TERM "PARTIES" INCLUDES THE UNDERSIGNED PERSONS AND ENTITIES. THE TERM "LOAN" INCLUDES THIS AGREEMENT AND THE DOCUMENTS REFERENCED HEREIN.

         IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to be executed on the date first set forth above but in all respects effective as of December 31, 1999.

BORROWER:                 RAMPART CAPITAL CORPORATION


                          By: /S/  J. H. CARPENTER
                                                  ---------------------------
                                   J. H. Carpenter
                                   President

                          RAMPART FACILITIES CORPORATION


                          By: /S/ J. H. CARPENTER
                                                 ----------------------------
                                  J. H. Carpenter, President

                          RAMPART VENTURES CORPORATION,  L.L.C.


                          By: /S/ CHARLES W. JANKE
                                                  ---------------------------
                                  Charles W. Janke, Managing Member

                          RAMPART ACQUISITION CORPORATION, L.L.C.


                          By: /S/ CHARLES W. JANKE
                                                  ---------------------------
                                  Charles W. Janke, Managing Member


                          RAMPART PROPERTIES CORPORATION


                          By: /S/ J. H. CARPENTER
                                                 ----------------------------
                                  J. H. Carpenter, President

Rampart Capital Corporation
April 30, 2000
Page 6



                           IGBAF, INC.


                           By: /S/ J. H. CARPENTER
                                                  ---------------------------
                                   J. H. Carpenter, President

                           IGBF, INC.


                           By: /S/ J. H. CARPENTER
                                                  ---------------------------
                                   J. H. Carpenter, President

                           NEWPORT FUND CORPORATION


                           By: /S/ J. H. CARPENTER
                                                  ---------------------------
                                   J. H. Carpenter, President

                           LEISSNER'S INC.


                           By: /S/ J. H. CARPENTER
                                                  ---------------------------
                                   J. H. Carpenter, President

                           RAMPART NEWPORT CORPORATION


                           By: /S/ J. H. CARPENTER
                                                  ---------------------------
                                   J. H. Carpenter, President


                           SOURCEONE CAPITAL GROUP, L.L.C.

                           By:      Rampart Properties Corporation,
                                    its Manager

                                    By: /S/ J. H. CARPENTER
                                                           ------------------
                                            J. H. Carpenter, President

Rampart Capital Corporation
April 30, 2000
Page 7




BANK:                       SOUTHWEST BANK OF TEXAS N.A.

                            By: /S/ ROBERT BISSEY JR.
                                                     -------------------------
                                    Robert Bissey, Jr.
                                    Vice President

ATTACHMENT:
Schedule 1 - Paragraphs 13 and 14 of the Loan Agreement

                                   SCHEDULE 1
                      to Eighth Amendment to Loan Agreement

Restatement of Paragraphs 13 and 14 (supercedes and replaces all previous paragraphs 13 and 14):

13. Without request by Bank, Borrower agrees to furnish, or cause to be furnished, Bank with true, correct and complete copies of the following as indicated, until the Note is paid in full and the Bank's commitment to lend under the Note is terminated:

          a. promptly after becoming available and in any event within thirty (30) days after the end of each quarter, Borrower's financial statements in comparable form as previously furnished to Bank and prepared in accordance with generally accepted accounting principals, consistently applied, consisting of at least (i) the balance sheet of Borrower as of the end of such quarter prepared on a cost basis, (ii) the statement of profit and loss of Borrower for such quarter prepared on a cash basis, and (iii) the statement of reconciliation of capital accounts of Borrower for such quarter; certified by the principal financial officer of Borrower to be true and correct and fairly reflect Borrower's financial condition and operations;

          b. within thirty (30) days after the filing of same, copies of the federal income tax return of Borrower;

          c. as soon as available and in any event within thirty (30) days after the end of each calendar month, a Borrowing Base Certificate, substantially in the form as previously approved by the Bank, calculating the amount of the Borrowing Base and indicating no default by Borrower or, if an Event of Default exists or would exist but for the passage of time, the nature of any such default;

          d. as soon as available and in any event within thirty (30) days after the end of each calendar month, a full and complete list of all Eligible Notes Receivable and all liens securing same which are owned by Borrower and pledged to Bank under any of the Collateral Assignments; such list shall be in the form and containing information of a type and scope as currently delivered to Bank in connection with the Prior Collateral Assignment unless and until Bank requests additional information from Borrower which additional information shall be furnished within two (2) weeks from notice of such request to Borrower;

          f. such other information regarding the business and affairs and financial condition of Borrower, as Bank may reasonably request;

          g. a monthly officer's certificate of Borrower that Borrower has paid and discharged all taxes, assessments and governmental charges or levies imposed on Borrower or on its income or profits or on any of its property prior to the date on which penalties or liens attach thereto; PROVIDED, HOWEVER, Borrower shall not be required to pay any such tax, assessment, charge, levy or claim the payment of which is being contested in good faith and by proper proceedings; PROVIDED FURTHER, HOWEVER, the parties acknowledge and agree that it is Borrower's customary practice not to pay real property taxes on its real estate interests unless the failure to do so would have an immediate and material adverse effect on Borrower's ability to continue its operations;

          h. prompt notice of all litigation and all proceedings before any governmental or regulatory agencies against Borrower, except litigation or proceedings not materially adversely affecting the financial condition of Borrower;

          i. access to Borrower's records for a semi-annual review by the Bank's real estate department of Borrower's major real estate assets and an annual field audit examination of such records; and

          j. as soon as available and in any event within one hundred twenty (120) days after December 31, 1999, and all calendar years thereafter, the financial statements listed in Paragraph 13(a) as of the end of such calendar year audited by a Certified Public Accountant or Firm approved by the Bank.

14. Borrower will at all times comply with the covenants contained in this paragraph from the date hereof and for so long as any indebtedness under the Note or the Loan remains outstanding:

          a. Borrower will not permit any material change to be made in the character of its business as carried on at the date hereof;

          b. Borrower shall furnish executed Deeds of Trust on any property covered by the Collateral Assignments to which Borrower obtains title promptly after taking such action, such that upon recording of such Deed of Trust, Bank will have a first priority lien; PROVIDED, HOWEVER, this provision shall apply only to foreclosure (or deed in lieu thereof) against properties which secure any Eligible Note Receivable to which Borrower has an allocated cost of over $100,000.00;

          c. Borrower agrees that 100% of the Net Purchase Price received by Borrower from the sale, compromise or settlement of any Eligible Note Receivable and Eligible REO shall be applied to the payment of the Note;

          d. Borrower shall maintain, or cause to be maintained, accurate books and records pertaining to the Eligible Notes Receivable in accordance with generally accepted practices and procedures. Borrower will, upon Bank's request, mark Borrower's ledger cards, books of account and other records relating to the Eligible Notes

                    Receivable with appropriate notations satisfactory to Bank, disclosing that Borrower has granted to Bank a security interest in the Eligible Notes Receivable or containing such other designations as Bank may require. All such records shall be kept at Borrower's address as it appears in this Loan Agreement;

          e. Borrower will, promptly upon learning thereof, report to Bank all matters materially affecting the value, enforceability or collectability of any of the Eligible Notes Receivable such as claims or disputes asserted by any maker as to the amount of principal or interest owing on such promissory notes and/or the enforceability of the liens securing the payment thereof;

          f. Borrower will promptly provide Bank with notice of any event which will have an immediate and material adverse effect on the Borrower's ability to conduct its business as presently conducted;

          g. Borrower shall continue to be a corporation duly incorporated and existing in good standing under the laws of the State of Texas or the State of Oklahoma or the State of Nevada, as applicable, and continue to be duly licensed or qualified as a foreign corporation in all jurisdictions wherein the character of the property owned or leased by it or the nature of the business transacted by it makes licensing or qualification necessary as a foreign corporation;

          h. Subsequent to Bank taking legal title to the Eligible Notes Receivable by commercially reasonable means in accordance with applicable law, Bank shall have the right to receive, endorse, assign and/or deliver in the name of Bank or Borrower any and all checks, drafts and other instruments for the payment of money relating to the Eligible Notes Receivable, and Borrower hereby waives notice or presentment, protest and of non-payment of any instrument so endorsed. Borrower further authorizes Bank to sign Borrower's name on any verifications of Eligible Notes Receivable, to send verifications of Eligible Notes Receivable to any party and to do all other acts and things necessary to carry out the provisions of this Loan Agreement. Bank and its officers, directors, agents and designees shall not be liable for any acts of omission or commission, or for any error of judgment or mistake of act or law by Bank after taking such legal title, unless done maliciously or with gross negligence.


          i. To the limited extent required by any regulatory authority having jurisdiction over Bank, Borrower will furnish to Bank appraisals of the real property held as collateral prepared in accordance with Bank's instructions and in form and substance satisfactory to Bank, within ninety (90) days of each request, the cost of which is to be borne solely by Borrower;

          j. Borrower will permit any officer, employee or agent of Bank to visit and inspect its principal place of business, both interior and exterior, examine Borrower's books of record and accounts, take copies and extracts therefrom, and discuss the affairs, finances and accounts of Borrower with Borrower's accountants and auditors, all at such reasonable times and as often as Bank may desire;

          k. Bank shall hold the originals of all Eligible Notes Receivable in its possession and Borrower shall take such other and further action as may be necessary to maintain Bank's perfected security interest in the Eligible Notes Receivable;

          l. Borrower will permit any officer, agent or employee of the Bank's real estate department to review the Eligible Class A Notes Receivable and Eligible Class F & I Assets to assess a valuation of such collateral to determine the Borrowing Base and to determine whether any such property should be reclassified as Eligible Remaining Assets;

          m. Borrower will not permit its tangible net worth (on a consolidated basis) to be less than $9,000,000 at any time after the date hereof As used herein, "tangible net worth" shall mean the sum of preferred stock (if any), par value of common stock, capital in excess of par value of common stock, and retained earnings less treasury stock (if any), less good will, cost in excess of net assets acquired, deferred development costs and all other assets as are properly classified as intangible assets; and

          n. Borrower shall maintain on a consolidated basis a ratio of Total Liabilities to Tangible Net Worth not exceeding 1.25:1.00. As used "Total Liabilities" means the sum of current liabilities plus long term liabilities, excluding any deferred income taxes.

          o. Borrower will not create, incur, assume or suffer to exist any lien on any of its assets (now owned or hereafter acquired), except for the liens securing the payment of the Note or approved by the Bank in writing.

          p. In the event Borrower shall have debt payable to its shareholders, Borrower shall have the shareholders subordinate such debt to the debt of the Bank, and the Borrower will not prepay any subordinated debt or make any payment of principal thereof or interest thereon or any other distribution in respect thereof unless prior approval is given by the Bank.

          q. Borrower will not permit any material change to be made in the character of its business as carried on at the date hereof or contemplated hereby.

          r. Borrower will not merge or consolidate with or sell, assign, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its properties (whether now owned or hereafter acquired) to, any person, except that the Borrower may merge or consolidate with any person provided that, immediately thereafter and giving effect thereto, no event shall occur and be continuing which constitutes a Default or an Event of Default and in the case of any such merger or consolidation to which the Borrower is a party, the Borrower is the surviving corporation.